UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 13, 2002

Commission file number:  0-9165

___________________________

STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

P.O. Box 4085, Kalamazoo, Michigan	49003-4085
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (616) 385-2600

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Sworn statement of Principal Executive Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.2	Sworn statement of Principal Financial Officer of Stryker Corporation pursuant to
SEC Order 4-460

ITEM 9.	REGULATION FD DISCLOSURE

This Form 8K/A is filed to correct typographical errors in two of the Exhibits filed with the Form 8-K filed by Stryker Corporation on August 12, 2002. Exhibits 99.1 and 99.2, the sworn statements of the Principal Executive and Financial Officers pursuant to SEC Order 4-460, incorrectly referred to the most recently filed Form 10-K as being for the year ended December 31, 2002 instead of December 31, 2001.  The original sworn statements that were faxed and sent to the SEC on August 12, 2002  were correct.  Corrected copies of Exhibits 99.1 and 99.2 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

August 13, 2002	/S/ DAVID J. SIMPSON
Date	David J. Simpson
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Sworn statement of Principal Executive Officer of Stryker Corporation pursuant to
SEC Order 4-460

99.2	Sworn statement of Principal Financial Officer of Stryker Corporation pursuant to
SEC Order 4-460